UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2005
ARGON ST, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax Virginia	22033

(Address of principal executive offices)	(Zip Code)
(703) 322-0881
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Argon ST, Inc. (the ‘Company’) announced that, due to her appointment as Assistant Secretary of the Navy for Research, Development and Acquisition, Delores M. Etter, Ph.D. has resigned as a director of the Company effective as of November 7, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGON ST, INC.
Date: November 10, 2005	By:	/s/ Terry L. Collins
Terry L. Collins
Chairman, CEO and President